UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant  ☒
Filed by a party other than the Registrant  

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to 14a-12

OMNITEK ENGINEERING CORP.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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Omnitek Engineering Corp.
1333 Keystone Way, Suite 101
 Vista, CA  92081

Dear Fellow Shareholder:

On behalf of your Board of Directors, I cordially invite you to attend the 2016 Annual Meeting of Shareholders of Omnitek Engineering Corp., which will be held on Friday, June 3, 2016 at 10:00 a.m. Pacific Standard Time.

We are very pleased again this year to be using the Securities and Exchange Commission rule allowing companies to furnish proxy materials to shareholders electronically.  We believe that this e-proxy process expedites our shareholders' receipt of proxy materials, lowers the cost of distribution and reduces the environmental impact of our Annual Meeting.

In accordance with this rule, we will send a Notice of Availability of Proxy Materials ("Notice of Availability") on or about April 24, 2016 to shareholders of record as of the close of business on April 12, 2016.  The Notice of Availability contains instructions on how to access our Proxy Statement, our Annual Report on Form 10-K for the fiscal year ended December 31, 2015, and vote online.  If you did not receive a printed copy of our proxy materials and would like to receive one from us instead of downloading a printable version, please follow the instructions for requesting such materials included in the Notice of Availability, as well as in the attached Proxy Statement.  Details of the business to be conducted at the Annual Meeting are given in the attached Notice of Annual Meeting of Shareholders and the attached Proxy Statement.  At the Annual Meeting we will also respond to your questions.

Your vote is important.  Whether or not you plan to attend the Annual Meeting, we urge you to read our Proxy Statement and vote.  You may submit your proxy electronically, by telephone or by mail.

I look forward to our 2016 Annual Meeting of Shareholders.

Date: April 18, 2016
Werner Funk,
President and Chief Executive Officer

Important Notice Regarding the Availability of Proxy Materials
For the Annual Meeting of Shareholders on June 3, 2016

The Proxy Statement is available at http://www.colonialstock.com/Omnitek2016

TO OUR SHAREHOLDERS:

The Annual Meeting of Shareholders of Omnitek Engineering Corp. (the "Company") will be held at 1333 Keystone Way, Suite 101, Vista, California  92081 at 10:00 a.m. Pacific Standard Time on Friday, June 3, 2016, for the following purposes:

1.	The election of five directors: Werner Funk, Janice M. Quigley, George G. Chachas, Gary S. Maier, and John M. Palumbo for the ensuing year;

2.	The ratification of Sadler, Gibb & Associates, L.L.C. as the Company's independent accountants for the fiscal year 2016;

3.	To vote on an advisory resolution regarding the compensation of certain of the Company's executive officers (a "say-on-pay" vote);

4.
To vote on an advisory resolution regarding the frequency with which the stockholder advisory votes to approve the compensation of our named executive officers will be taken (a "say-on-frequency" vote);

5.	The ratification and approval of the Omnitek 2015 Long-Term Incentive Plan (the "2015 Plan"); and,

6.	To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

The Board of Directors has fixed the close of business on April 12, 2016 as the Record Date for the determination of shareholders that are entitled to notice of and to vote at the meeting and any adjournment thereof.  Only shareholders of record as of the close of business on the Record Date are entitled to notice and to vote at this meeting or any postponements or adjournments.  A complete list of the shareholders entitled to vote at the meeting will be open to examination by any shareholder, for any purpose germane to the meeting, during normal business hours for ten (10) days prior to the date of the meeting, at the Company's offices at 1333 Keystone Way, Suite 101, Vista, California 92081.

Attendance at the Annual Meeting will be limited to shareholders of the Company.  Shareholders will be required to furnish proof of ownership of the Company's Common Stock before being admitted to the meeting.  Shareholders holding shares in the name of a broker or other nominee are requested to bring a statement from the broker or nominee confirming their ownership in the Company's Stock.

You are cordially invited to attend the meeting. Whether or not you plan to attend, to assure that your shares are represented at the meeting please either complete, date and sign the accompanying proxy and return it promptly in the enclosed envelope or follow the instructions to vote your shares by the Internet or telephone. If you do attend, you may revoke any prior proxy and vote your shares in person if you wish to do so. Any prior proxy will automatically be revoked if you execute the accompanying proxy or if you notify the secretary of the corporation, in writing, prior to the special meeting of stockholders. We have included a postage-prepaid envelope for your use, or you may follow the instructions on your proxy card for voting by Internet or by telephone. Submitting your instructions by any of these methods will not affect your right to attend the meeting and vote in person.

Important Notice Regarding the Availability of Proxy Materials
For the Annual Meeting of Shareholders on June 3, 2016

The Proxy Statement is available at http://www.colonialstock.com/Omnitek2016

By order of the Board of Directors,
Date: April 18, 2016
Werner Funk,
President and Chief Executive Officer

Directions to
Annual Meeting of Shareholders of Omnitek Engineering Corp.

to be held at:

Omnitek Engineering Corp.
1333 Keystone Way, Suite 101
Vista, CA  92081

(Friday, June 3, 2016 at 10:00 a.m.)

From the I-5 North or South

1. Take the Palomar Airport Road exit
2. Turn East onto Palomar Airport Road
3. Turn Left onto Business Park Drive
4. Turn Left onto Keystone Way

From the East

1. Take the I-15 to Highway 78
2. Take the Highway 78 exit West
3. Take the Sycamore Ave. exit
4. Turn Left onto Sycamore Ave.
5. Turn Left onto Business Park Drive
6. Turn Right onto Keystone Way

INFORMATION ABOUT THE ANNUAL MEETING

Why Am I Receiving These Proxy Materials?

The Board of Directors of Omnitek Engineering Corp. ("Omnitek") is soliciting proxies to be voted at the 2016 Annual Meeting of Stockholders.  This proxy statement includes information about the issues to be voted on at the meeting.

The proxy materials will be made available beginning April 24, 2016 to all stockholders of record at the close of business on April 12, 2016, the record date for the 2016 Annual Meeting.  As of the record date, there were 19,981,082 shares of Omnitek common stock outstanding.  Each share is entitled to one vote on each matter properly brought before the Annual Meeting.

As required by California law, a list of stockholders entitled to vote at the Annual Meeting will be available during the 2016 Annual Meeting, and for ten days prior to the meeting, during ordinary business hours at Omnitek's corporate headquarters located at 1333 Keystone Way, Suite 101, Vista, CA  92081.

How Many Votes Do I Have?

You may vote all shares of Omnitek common stock that you owned at the close of business on April 12, 2016, the record date.  Each share you owned on the record date is entitled to one vote for each matter presented at the meeting.  These shares include:

•	Shares held directly in your name as the "stockholder of record" (subject to any instruction you may receive from the beneficial owner if you hold shares as a nominee); and,

•	Shares held for you as the beneficial owner through a broker, bank or other nominee in "street name."

If I am a Stockholder of Record, How Can I Vote My Shares?

You can vote by proxy, the Internet, telephone, or in person.  You have the option of voting your shares electronically through the Internet or on the telephone, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 4:00 p.m., Pacific Time, on June 2, 2016.

How Do I Vote By Proxy?

If you are a stockholder of record, you may vote your proxy by mail.  Simply mark your proxy card, date and sign it, and return it to Omnitek in the postage-paid envelope provided.  If you vote by mail, the persons named on the card (your "proxies") will vote your shares in the manner you indicate.  You may specify whether your shares should be voted for all or some of the nominees for director or whether you withhold authority to vote for all directors.  If you vote by mail, sign your proxy card, and if you do not indicate specific instructions, your shares will be voted "FOR" the election of all three nominees for director.

Any information contained on the Company's website is not incorporated by reference into this proxy statement, and you should not consider information contained on the Company's website as part of this proxy statement.

If any other matter is presented at the Annual Meeting, your proxies will be voted in accordance with their best judgment.  At the time this proxy statement went to press, we knew of no matters that needed to be acted on at the Annual Meeting other than those discussed in this proxy statement.

How Do I Vote By Internet?

Go to the website at http://www.colonialstock.com/Omnitek2016.  Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

How do I Vote by Phone?

Use any touch-tone telephone and dial 1-877-285-8605 to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING BY PHONE.

May I Revoke My Proxy?

If you give a proxy, you may revoke it in any one of the following ways:

•	Submit a valid later-dated proxy card;

•	Notify Omnitek's secretary in writing before the Annual Meeting that you have revoked your proxy; or

•	Vote in person at the Annual Meeting.

How Do I Vote In Person?

If you are a stockholder of record, you may cast your vote in person at the Annual Meeting.  If you plan to vote in person, please see "How Can I Gain Admittance to the Annual Meeting" below.

If I Hold Shares In Street Name, How Can I Vote My Shares?

You can submit voting instructions to your broker, bank or nominee.  In most instances, you will be able to do this over the telephone or by mail.  Please refer to the voting instruction form included in these materials by your broker, bank or nominee.

What Constitutes a Quorum?

A majority of the outstanding shares present or represented by proxy, constitutes a quorum for the conduct of business at the Annual Meeting.

What Vote Is Required to Approve the Election Of Directors?

The affirmative vote of a majority of the votes cast by stockholders entitled to vote; present in person or by proxy, at the Annual Meeting is required to elect each Director.

Abstentions are counted for the purposes of determining whether a quorum is achieved and for determining the number of shares that are present in person or by proxy at the Annual Meeting.  Consequently, an abstention has the same effect as a vote against a proposal, as each abstention is one less vote in favor of the proposal.  Absent timely client voting instructions, brokers currently are authorized to exercise discretionary voting authority on certain routine proposals such as the election of directors.  Shares that are not voted on proxies returned by brokers, which we refer to as a broker non-vote, will be counted in respect of the Annual Meeting for the purpose of determining whether a quorum has been achieved.  Broker non-votes will not be counted in respect of the Annual Meeting for purposes of determining the number of shares present in person or represented by proxy and will thus have no impact on the election of directors.

Who Bears the Costs of Soliciting these Proxies?

Omnitek is paying the cost of preparing, printing and mailing these proxy materials.  Proxies are being solicited principally by mail, but proxies may also be solicited personally, by telephone or similar means, by directors, officers and regular employees of Omnitek without additional compensation.  We will reimburse brokerage firms and others for their expenses in forwarding proxy solicitation materials to the beneficial owners of common stock.

How Can I Gain Admittance to the Annual Meeting?

If you are a stockholder of record you need to bring a form of personal photo identification with you in order to be admitted to the Annual Meeting.  If you want to attend the Annual Meeting and you do not hold shares in your name but hold them through a bank, broker or other nominee, you will need to present a letter from the holder of record that confirms your ownership of those shares and a form of personal photo identification in order to be admitted to the Annual Meeting.  We reserve the right to refuse admittance to anyone without proper proof of share ownership and proper photo identification.

Stockholder Communications with the Board

Stockholders may submit comments or complaints regarding accounting, internal controls or auditing matters through our website, http://www.omnitekcorp.com.  Upon receipt of a complaint or concern, our Board will determine whether the complaint actually pertains to accounting matters and will notify the proper party and forward the communication, when appropriate.

Comments regarding other matters may be communicated to the Board or a particular Board member using the same process.  Upon receipt of a communication not related to accounting, internal controls or auditing matters, the Board will determine whether the communication deals with the functions or responsibilities of the Board or a committee thereof and, when appropriate, will notify the particular committee and forward the communication.

Board Attendance at Annual Meetings

Although the Company does not maintain a policy requiring directors to attend annual meetings of stockholders, they are invited and encouraged to do so.  To facilitate their attendance, a meeting of the Board is typically scheduled on the same day and near the location of each regularly scheduled meeting of stockholders.

Omnitek Engineering Corp.

Proxy Statement
Annual Meeting of Shareholders
June 3, 2016

INFORMATION CONCERNING SOLICITATION AND VOTING

General

The enclosed proxy is solicited on behalf of the Board of Directors of Omnitek Engineering Corp. (the "Company" or "Omnitek") for use at the Annual Meeting of Shareholders to be held Friday June 3, 2016 at 10:00 a.m. Pacific Standard Time, or at any adjournment thereof, for purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders.  The meeting will be held at the Company's principal executive offices at 1333 Keystone Way, Suite 101, Vista, CA  92081.  The telephone number for contacting the Company regarding the meeting is (760) 591-0888.  When proxies are properly dated, executed and returned, or voted by Internet or phone, the shares they represent will be voted at the meeting in accordance with the instructions of the shareholder.  If no specific instructions are given, the shares will be voted for the election of the nominees for directors set forth herein and, at the discretion of the proxy holders, upon such other business as may properly come before the meeting or any adjournment or postponement thereof.  This Proxy Statement, the 2015 Annual Report on Form 10-K for the year ended December 31, 2015, and the accompanying proxy card are first being made available to stockholders on or about April 24, 2016. Our annual report on Form 10-K for the year ended December 31, 2015, contains financial and other information about our Company, but is not incorporated into this proxy statement and is not to be considered a part of these proxy soliciting materials or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Exchange Act.

Voting Securities and Record Date

The Company has one class of stock outstanding, Common Stock, no par value per share ("Common Stock").  This class of stock is the only class of stock entitled to notice and the right to vote on the matters of the Company.  At the record date there were 19,981,082 shares of Common Stock issued and outstanding.

The board of directors has fixed the close of business on April 12, 2016 as the Record Date (the "Record Date").  Shareholders of record at the close of business on the Record Date are entitled to notice and to vote at the meeting or any postponements or adjournments, on the basis of one vote for each share of Common Stock that they own.

Revocability of Proxies

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering a written notice of revocation or a duly executed proxy bearing a later date, to the Company, Attention: Werner Funk, President, or by attending the meeting and voting in person.

Appraisal Rights

Under the California General Corporation Law, our shareholders are not entitled to appraisal rights or other similar rights in connection with any matter to be acted upon at this meeting.

Solicitation

The cost of solicitation will be borne by the Company.  In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners.  Proxies may be solicited by the Company's directors, officers and employees, without additional compensation, personally or by telephone, facsimile or telegram.  Although the exact cost of preparation, mailing and holding of the meeting is not known at this time, it is anticipated that the cost will be approximately $5,000.

Voting Rights

Under the California Corporations Code, the Company's Articles of Incorporation, and its Bylaws, the holders of Common Stock shall be entitled to vote one vote for each share of stock held as of the Record Date for all matters, including the election of directors.  The required quorum for the transaction of business at the Annual Meeting is a majority of the votes eligible to be cast by holders of shares of common stock issued and outstanding on the Record Date.  Shares that are voted "FOR," "AGAINST," "WITHHELD" OR "ABSTAIN" are treated as being present at the Annual Meeting for the purposes of establishing a quorum and are also treated as shares entitled to vote at the Annual Meeting (the "Votes Cast") with respect to such matter.  Abstentions will not be counted as a vote FOR or AGAINST a proposal.  Broker non-votes will be counted for the purpose of determining the presence or absence of a quorum for the transaction of business, but such non-votes will not be counted for the purposes of determining the number of Votes Cast with respect to the particular proposal on which a broker has expressly not voted.  Thus, a broker non-vote will not affect the outcome of the voting on a proposal.  Except with respect to elections of directors, any shareholder entitled to vote may vote part of his or her shares in favor of a proposal and refrain from voting the remaining shares, or vote them against the proposal.  If a shareholder fails to specify the number of shares he or she is affirmatively voting, it will be conclusively presumed that the shareholder's approving vote is with respect to all shares the shareholder is entitled to vote.

Cumulative Voting

With respect to voting on the election of directors, shareholders shall not be entitled to cumulate votes unless the candidates' names have been placed in nomination before the commencement of the voting and a shareholder has given notice at the meeting, and before the voting has begun, of his or her intention to cumulate votes.  If any shareholder has given such notice, then all shareholders entitled to vote may cumulate their votes by giving one candidate a number of votes equal to the number of directors to be elected multiplied by the number of his or her shares or by distributing such votes on the same principle among any number of candidates as he or she thinks fit. The candidates receiving the highest number of votes, up to the number of directors to be elected, shall be elected.  Votes cast against a candidate or which are withheld shall have no effect.  Upon the demand of any shareholder made before the voting begins, the election of directors shall be by ballot rather than by voice vote. In the event that cumulative voting is invoked, the proxy holders will have the discretionary authority to vote all proxies received by them in such a manner as to ensure the election of as many of the Board of Directors' nominees as possible.

Voting Proxies

The shares of Common Stock represented by all properly executed proxies received in time for the meeting will be voted in accordance with the directions given by the shareholders.  If no specification is made, the shares will be voted "FOR" the nominees named herein as directors, or their respective substitute as may be appointed by the Board of Directors and "FOR" all other proposals.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth security ownership information as of the close of business on the Record Date, for individuals or entities in the following categories at the Company's fiscal year end: (i) persons known by the Company to own beneficially more than five percent (5%) of the Company's Common stock, (ii) each director, (iii) each Named Executive Officer listed in the "Summary Compensation Table" set forth herein below, and (iv) all directors and executive officers as a group.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Ownership	Percent of Class
Common Stock	Werner Funk Trust UDT 9/25/07 1333 Keystone Way, Suite 101 Vista, CA 92081	8,611,465(1) (2)	43.1%

Common Stock	Garber Family Trust DTD 02/13/02 1732 Emerald Isle Way Oxnard, CA 93035	1,044,655(3)	5.2%

Common Stock	Randall B. Garber 18351 Kenyon Avenue Lakeville, MN 55044	1,044,655	5.2%

Common Stock	Linda J. Francis Revocable Trust DTD 11/26/96 Meadowcreek Lane Copley, OH 44321	1,044,655(4)	5.2%

Common Stock	Richard Miller 1333 Keystone Way Suite 101 Vista, CA 92081	4,170(5)	0.0%

Common Stock	Janice M. Quigley 1333 Keystone Way Suite 101 Vista, CA 92081	225,000(6)	1.1%

Common Stock	George G. Chachas 11682 El Camino Real Suite 100 San Diego, CA 92130	173,027(7)	0.9%

Common Stock	Gary S. Maier 815 Moraga Drive Suite 306 Los Angeles, CA 90049	144,500(8)	0.7%

Common Stock	John M. Palumbo 8905 Rex Road Pico Rivera, CA 90660	75,500(9)	0.4%

Common Stock	Directors and Executive Officers as a Group (6 persons)	9,233,662	46.2%

*     The Directors and Named Executive Officers are Werner Funk, Janice M. Quigley, George G. Chachas, Gary S. Maier, John M. Palumbo, and Richard Miller.
(1)  This amount includes currently vested options to purchase 253,333 shares of Common Stock.
(2)  Werner Funk, the Trustee of the Werner Funk Trust UDT 9/25/07 has sole voting and dispositive power of said shares.
(3)  The Trustee(s) of the Garber Family Trust DTD 02/13/02, has sole voting and dispositive power as to all of the shares.
(4)  The Trustee(s) of the Linda J. Francis Revocable Trust DTD 11/26/96, has sole voting and dispositive power as to all of the shares.
(5)  This amount includes currently vested options to purchase 4,170 shares of Common Stock.
(6)  This amount includes currently vested options to purchase 50,000 shares of Common Stock.
(7) This amount includes currently vested options to purchase 100,000 shares of Common Stock; warrants to purchase 29,527 shares of Common Stock, and 43,000 shares of Common Stock held in the name of Tuva Co., LLC, over which Mr. Chachas has sole voting power.
(8) This amount includes currently vested options to purchase 100,000 shares of Common Stock and a warrant to purchase 20,000 shares of stock.
(9) This amount includes currently vested options to purchase 75,000 shares of Common Stock.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors and persons who own more than ten percent of the Company's Common Stock, to file initial reports of beneficial ownership on Form 3, changes in beneficial ownership on Form 4 and an annual statement of beneficial ownership on Form 5, with the SEC.  Such executive officers, directors and greater than ten percent shareholders are required by SEC rules to furnish the Company with copies of all such forms that they have filed.

Based solely on its review of the copies of such forms filed with the SEC electronically, received by the Company and representations from certain reporting persons, the Company believes that for the fiscal year ended December 31, 2015, all the officers, directors and more than 10% beneficial owners complied with the above described filing requirements.

Information about the Board of Directors and Its Committees

During the fiscal year 2015, four quarterly meetings of the Board of Directors were held, additionally, three other informal Directors meetings were held.  The Audit Committee held one meeting.  The Board took action by unanimous written consent on nine occasions.

During the fiscal year 2014, four quarterly meetings of the Board of Directors were held, additionally, three other informal Directors meetings were held.  The Audit Committee held 1 meeting.  The Board took action by unanimous written consent on six occasions.

The Board of Directors serves as the Compensation Committee (the "Compensation Committee"), and as Administrator of the 2015 Long-Term Incentive Plan and the 2011 Long-Term Incentive Plan (the "Plan Administrator").  The Compensation Committee reviews and makes recommendations regarding annual compensation for Company officers.  The Plan Administrator reviews and affects the grant of options under the Company's 2015 Long-Term Incentive Plan (the "2015 Plan") and the 2011 Long-Term Incentive Plan (the "2011 Plan") by execution of instruments in writing in a form approved by the Stock Option Committee.  Subject to the express terms and conditions of the 2015 Plan and 2011 Plan (the "Incentive Plans"), the Plan Administrator shall have full power to construe the Incentive Plans and the terms of any option granted under the Incentive Plans, to prescribe, amend and rescind rules and regulations relating to the Incentive Plans or options and to make all other determinations necessary or advisable for the Incentive Plans' administration.

Audit Committee and Audit Committee Financial Expert

Our board of directors is comprised of five directors, three of which are outside independent directors, and comprise our audit committee.  John M. Palumbo, considered an audit committee financial expert, chairs our audit committee.

Code of Ethics

On August 3, 2012, Omnitek, in accordance with Section 406 of the Sarbanes-Oxley Act of 2002 adopted a Code of Ethics that applies to its principal executive officer, principal financial officer, and principal accounting officer that is reasonably designed to deter wrongdoing and to promote:

• Honest and ethical conduct, including ethical handling of actual or apparent conflicts of interest between personal and professional relationship;
• Full, fair, accurate, timely and understandable disclosure in SEC reports and in other public communications;
• Compliance with applicable governmental laws, rules and regulations;
• Prompt internal reporting of violations of the code of ethics to appropriate person or persons identified in the code of ethics; and
• Accountability for adherence to the code of ethics.

The description of the Code of Ethics contained in this report is qualified in its entirety by reference to the full text of the Code of Ethics filed as Exhibit 14.01 to that certain Current Report on Form 8-K filed August 7, 2012.  The Code of Ethics shall be available on Omnitek's website at www.omnitekcorp.com

Compensation of Directors and Executive Officers

The following table sets forth the compensation paid to our Chief Executive Officer and those executive officers that earned in excess of $100,000 during the twelve month periods ended December 31, 2015 and 2014 (collectively, the "Named Executive Officers"):

Name and Principal Position	Year Ended Dec. 31	Salary ($)	Stock Award(s) ($)	Option Awards $	Non-Equity Incentive Plan Compensation	All Other Compensation ($)	Total ($)
(a)	(b)	(c)	(e)	(f)	(g)	(i)(1)	(j)
Werner Funk	2015	$133,654(3)	-	$84,741	-	$-	$218,395
CEO, President, and Secretary	2014	$174,640(3)	-	$84,741	-	$59,077	$318,458

Janice M. Quigley	2015	$10,000	-	$22,086		$5,625	$15,625
Director and VP	2014	$32,500	-	$22,086	-	$32,500	$87,086

Richard Miller(2)	2015	$31,442	-	$3,245	-	$-	$34,687
CFO	2014	$-	-	$-	-	$-	$-

(1)  These amounts represent previously accrued unpaid salary owed from prior fiscal years.
(2) On July 27, 2015, Richard Miller was appointed to the Chief Financial Officer position.
(3) In 2015, Mr. Funk was to receive his base salary of $203,846 according to his employment agreement with the Company. Mr. Funk actually received $133,654 deferring $70,192 of his 2015 salary. In 2014, Mr. Funk was to receive his base salary of $179,166 according to his employment agreement with the Company. Mr. Funk actually received $174,640, deferring $4,526 of his 2014 salary.

Narrative Disclosure to Summary Compensation Table

On July 26, 2012, Omnitek entered into an Employment Agreement with, and to continue the employment of, Werner Funk, the President and CEO of the Company.  The term of Employment Agreement began on November 1, 2012, (the "Effective Date") and shall continue for a period of five years until October 31, 2017, unless terminated earlier pursuant to other provisions of the Agreement.  During the Employment Period, Omnitek agrees to pay Mr. Funk a Base Salary as follows:

November 1, 2012 through October 31, 2013 ……… $150,000 per year;
November 1, 2013 through October 31, 2014 ……… $175,000 per year;
November 1, 2014 through October 31, 2015 ……… $200,000 per year;
November 1, 2015 through October 31, 2016 ……… $225,000 per year; and
November 1, 2016 through October 31, 2017 ……… $250,000 per year.

In addition, Omnitek granted Mr. Funk a Stock Option pursuant to the 2011 Long-Term Incentive Plan, to purchase 400,000 shares of common stock, at an exercise price of $2.56 per share representing 110% of the average of the closing price of the common stock as reported on the OTCBB for the prior 30 day period.  One-sixtieth (1/60) of the total number of shares subject to the Options shall vest and become exercisable at the end of each month following the Effective Date on the same day of each month as the Effective Date, so that all shares subject to the Options will be fully vested on the fourth anniversary of the Effective Date.  The Options will be exercisable for a period of seven years from the Effective Date.

On July 26, 2012, Omnitek also entered into an Employment Agreement with, and to continue the employment of, Janice M. Quigley, the Vice President and Chief Financial Officer of the Company.  The term of Employment Agreement began on November 1, 2012, (the "Effective Date") and shall continue for a period of two years until October 31, 2014, unless terminated earlier pursuant to other provisions of the Agreement.  During the Employment Period, Omnitek to pay Mrs. Quigley a Base Salary of $60,000 per year.  On August 17, 2013, Janice M. Quigley resigned as the Chief Financial Officer, however she remains a Vice President.

In addition, Omnitek granted Mrs. Quigley a Stock Option pursuant to the 2011 Long-Term Incentive Plan, to purchase 50,000 shares of common stock, at an exercise price of $2.56 per share representing 110% of the average of the closing price of the common stock as reported on the OTCBB for the prior 30 day period.  One-twenty-fourth (1/24) of the total number of shares subject to the Options shall vest and become exercisable at the end of each month following the Effective Date on the same day of each month as the Effective Date, so that all shares subject to the Options will be fully vested on the second anniversary of the Effective Date.  The Options will be exercisable for a period of seven years from the Effective Date.

On November 3, 2015, Omnitek entered into an Employment Agreement with Richard Miller, the Chief Financial Officer of the Company.  The term of Employment Agreement began on November 3, 2015, (the "Effective Date") and shall continue for a period of four years until November 2, 2019, unless terminated earlier pursuant to other provisions of the Agreement.  During the Employment Period, Omnitek agrees to pay Mr. Miller a Base Salary of $85,000 per year.

In addition, Omnitek granted Mr. Miller a Stock Option pursuant to the 2015 Long-Term Incentive Plan, to purchase 100,000 shares of common stock, at an exercise price of $0.71 per share representing 110% of the average of the closing price of the common stock as reported on the OTCBB for the prior 15 trading day periods. One-forty eight (1/48) of the total number of shares subject to the Option shall vest and become exercisable at the end of each month following the Date of Grant the same day of each month as the Date of Grant, so that all shares subject to the Options will be fully vested on the fourth anniversary of the Date of Grant.  The Options will be exercisable for a period of seven years from the Effective Date.

Copies of Mr. Funk and Mrs. Quigley's Employment Agreements were filed as Exhibits on Form 8-K dated August 1, 2012.  A copy of Mr. Millers Employment Agreements was filed as Exhibit 10.01 to the Form 10-K for the year ended December 31, 2015 filed on March 30, 2016.  The foregoing descriptions of the Employment Agreements are qualified in its entirety by reference to the full text of such agreements.

No Named Executive Officer exercised any options or SARs during the last completed fiscal year or owned any unexercised options or SARs at the end of the fiscal year.

There are no agreements or understandings for any executive officer to resign at the request of another person. None of our executive officers acts or will act on behalf of or at the direction of any other person.

Compensation of Directors

There was no compensation paid to any director who was a Named Executive Officer during the year ended December 31, 2015, other than that provided for attendance at meetings.   The three outside independent directors received each, a non-qualified stock option grant to purchase twenty-five thousand (25,000) shares of Omnitek's common stock at an exercise price of $0.85 per share on August 4, 2015.  Such Options shall be exercisable for a period of seven years.  The Option shall vest and be exercisable immediately.

There are no employment contracts, compensatory plans or arrangements, including payments to be received from Omnitek with respect to any Director that would result in payments to such person because of his or her resignation with Omnitek, or its subsidiaries, any change in control of Omnitek. There are no agreements or understandings for any Director to resign at the request of another person. None of our Directors or executive officers acts or will act on behalf of or at the direction of any other person.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2015

The following table provides information for the named executive officers on stock option holdings as of the end of 2015.

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option Exercise Price ($)	Option Expiration Date
Werner Funk	253,333	0	146,667	$2.56	10/31/2019

Janice M. Quigley	50,000	0	0	$2.56	10/31/2019

Richard Miller	4,170	0	95,830	$0.71	11/2/2022

On September 1, 2006, the Board of Directors adopted the Omnitek Engineering Corp. 2006 Long-term Incentive Plan (the "2006 Plan"), under which 1,000,000 shares of Omnitek's Common Stock were reserved for issuance by Omnitek to attract and retain employees and directors of the Company and to provide such persons with incentives and awards for superior performance and providing services to Omnitek.  The 2006 Plan was administered by a committee comprised of the Board of Directors of Omnitek or appointed by the Board of Directors, which has broad flexibility in designing stock-based incentives.  The Board of Directors determines the number of shares granted and the option exercise price, pursuant to the terms of the Plan.  On November 30, 2007, the Board of Directors authorized the increase of shares available under the 2006 Plan to 10,000,000 post-split adjusted shares.  All shares underlying the 2006 Plan have now expired.

On August 3, 2011, the Board of Directors adopted the Omnitek Engineering Corp. 2011 Long-term Incentive Plan (the "2011 Plan"), under which 1,000,000 shares of Omnitek's Common Stock were reserved for issuance by Omnitek's to attract and retain employees and directors of Omnitek and to provide such persons with incentives and awards for superior performance and providing services to Omnitek.  The 2011 Plan is administered by a committee comprised of the Board of Directors of Omnitek or appointed by the Board of Directors, which has broad flexibility in designing stock-based incentives.  The Board of Directors determines the number of shares granted and the option exercise price, pursuant to the terms of the Plan.

On September 11, 2015, the Board of Directors adopted the Omnitek Engineering Corp. 2015 Long-term Incentive Plan (the "2015 Plan"), under which 2,500,000 shares of Company's Common Stock were reserved for issuance by the company to attract and retain employees and directors of the Company and to provide such persons with incentives and awards for superior performance and providing services to the Company. The 2015 Plan is administered by a committee comprised of the Board of Directors of Omnitek or appointed by the Board of Directors, which has broad flexibility in designing stock-based incentives.  The Board of Directors determines the number of shares granted and the option exercise price, pursuant to the terms of the Plan.

Independent Public Accountants

The Company's independent accountants for the fiscal year ended December 31, 2015 were Sadler, Gibb & Associates, L.L.C. of Farmington, Utah, who have served as the Company's independent accountants since 2010.  As set forth below in Proposal 2, the Company has appointed Sadler, Gibb & Associates, L.L.C., as the Company's independent accountants for the fiscal year ending December 31, 2016.

Audit Fees

During the fiscal year ended December 31, 2015, the aggregate fees billed by Sadler, Gibb & Associates, L.L.C. for services rendered for the audit of the Company's annual financial statements were $ 27,000.

Deadline for Receipt of Shareholder Proposals for the Next Annual Meeting

Proposals of shareholders of the Company, which are intended to be presented at the Company's next annual meeting of shareholders, must be received by the Company no later than January 1, 2017, and otherwise be in compliance with the Company's Articles of Incorporation and Bylaws, as amended, and with applicable laws and regulations in order to be included in the Proxy Statement and form of Proxy relating to that meeting.

Any Stockholder proposals received after this deadline may still be able to be included as a proposal, however, they must be received by a reasonable time before the Company begins to print and mail its proxy solicitation material for such annual meeting.  Any stockholder proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

BUSINESS TO BE TRANSACTED

PROPOSAL 1.

ELECTION OF DIRECTORS
Nominees

Five directors are to be elected at the annual meeting, to hold office for a term of one (1) year.  It is intended that the accompanying Proxy will be voted in favor of the nominees to serve as directors unless the shareholder indicates to the contrary on the Proxy.  Management expects that the nominees will be available for election, but if any such nominee is not a candidate at the time the election occurs, it is intended that such Proxy will be voted for the election of another nominee to be designated by the Board of Directors to fill any such vacancy.  Votes withheld will be counted for the purpose of determining the presence or absence of a quorum for the transaction of business at the meeting but have no other legal effect upon the election of directors under California law.

PRESENT DIRECTORS WHO ARE NOMINEES FOR RE-ELECTION
Name of Nominee	Age	Position (Proposed Term as Director)
Werner Funk	57	Director – 1 Year

Janice M. Quigley	68	Director – 1 Year

George G. Chachas	53	Director – 1 Year

Gary S. Maier	62	Director – 1 Year

John M. Palumbo	60	Director – 1 Year

Werner Funk – Mr. Funk was born in Germany.  He has been a Director and the CEO of Omnitek since its formation in May of 2001.  Mr. Funk has over 30 years of experience in international business, manufacturing, engineering, marketing and Internet commerce.  He is responsible for management, marketing and new product design.  Mr. Funk was educated in Germany where he attended high school and vocational college for automotive technology and graduated with honors receiving a bachelor degree in automotive technology.  While living in Germany, he worked for Mercedes-Benz and was the assistant crew chief of a Porsche factory sponsored racing team.  Mr. Funk moved to the United States in 1978, where upon he started Nology Engineering Inc., a California Corporation, which designs, manufactures and markets automotive products for the performance aftermarket.  Mr. Funk is currently the CEO of Nology and Performance Stores.  Mr. Funk is also the inventor of 7 registered and pending patents.

Janice M. Quigley – Mrs. Quigley was appointed as a Director of the Company on August 26, 2003 and appointed Vice President on September 9, 2011.  Mrs. Quigley, a native of San Francisco, California, had worked in the electronics industry for 27 years prior to relocating to San Diego in 1992.  Mrs. Quigley joined Advantage Lift Systems, Inc. (a manufacturer of heavy-duty vehicle hoists) in 1993 as its controller.  She was promoted to Chief Financial Officer in 1997 when the company acquired Globe Lifts (a manufacturer of light-duty vehicle hoists).  She remained in that position until October of 2000 when the company was sold.  Mrs. Quigley is also the CFO for Nology Engineering, Inc.

George G. Chachas – Mr. Chachas was appointed as a Director of the Company on August 3, 2012, and is the principal of Chachas Law Group with experience in the area of corporate law, securities, and mergers and acquisitions.  Prior to establishing Chachas Law Group in 2006, Mr. Chachas was a partner of Wenthur & Chachas, LLP from 1993 through 2005.  Mr. Chachas received a J.D. from California Western School of Law in 1987, and also holds a B.A. (Economics) from San Diego State University in 1985.  Mr. Chachas was admitted to the California Bar in 1987, the District of Columbia Bar in 1989 and the State Bar of Colorado in 1994.

Gary S. Maier – Mr. Maier was appointed as a Director of the Company on August 3, 2012, and is an investor relations veteran with more than 25 years of industry experience.  Prior to establishing Maier & Company, Inc. in 2003, he was a principal of another Los Angeles-based investor relations firm.  He has counseled diverse clients ranging in size from multi-billion dollar organizations to emerging growth public and private companies across the country.  His career includes positions with an international public relations firm and a proxy solicitation firm offering investor relations services, both based in New York, as well as a Chicago-based financial relations agency. He is a long-time member of the National Investor Relations Institute.  His experience also includes local and national political campaigns – including serving as the Illinois deputy press secretary for Walter Mondale's 1984 presidential campaign. Maier served as a board member for 18 years, including a term as president, of Veterans Park Conservancy, a non-profit community public/private partnership dedicated to the enhancement and preservation of four hundred acres of federal land to honor our nation's veterans.  He served for several years on the board of Southern California's Colony Theater Company. Maier holds bachelor and master of philosophy degrees from Ohio University and completed course work toward a Ph.D. in philosophy at DePaul University.  He served on the adjunct faculties of DePaul and Loyola University in Chicago and is a graduate of New York University's Graduate School of Business Administration's Careers in Business program.

John M. Palumbo – Mr. Palumbo was appointed as a Director of the Company on October 23, 2013, and is currently the CEO of Partschannel, Inc., a distributor of aftermarket collision replacement parts.   Prior to this Mr. Palumbo was the CFO at Solar Integrated Technologies, Inc., and before that the CFO for Keystone Automotive Industries, Inc.  (NASDAQ:KEYS).  Mr. Palumbo holds a Bachelor of Science degree in finance from Canisius College in Buffalo New York and obtained his EMBA from Peter F. Drucker Claremont Graduate University in Claremont California.  Mr. Palumbo is a Certified Public Accountant in the state of California.   Additionally, Mr. Palumbo serves on the board of the Certified Automotive Parts Association (CAPA), an independent, non-profit certification organization dedicated to ensuring high-quality parts and standards for automotive collision replacement parts.

VOTE REQUIRED.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR"
THE NOMINEES AS SET FORTH ABOVE.

PROPOSAL 2.

RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

The Company has appointed Sadler, Gibb & Associates, L.L.C., as the Company's independent accountants for the fiscal year ending December 31, 2016.  Sadler, Gibb & Associates, L.L.C. has served as the Company's independent accountants since 2010.  Services provided to the Company in fiscal 2015 included examination of the Company's financial annual statements.

VOTE REQUIRED.

The affirmative vote of a majority of shares of common stock present in person or represented by proxy at the meeting and entitled to vote on this Proposal is required for the approval of this Proposal.
THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" SUCH RATIFICATION

PROPOSAL 3.

ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

  SEC rules adopted pursuant to the recently enacted Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd-Frank Act, enable our stockholders to vote to approve, on an advisory (non-binding) basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the SEC's rules.
This proposal, commonly known as a "say on pay" proposal, gives you as a stockholder the opportunity to endorse or not endorse our executive pay philosophy, policies and procedures. This vote is intended to provide an overall assessment of our executive compensation program rather than focus on any specific item of compensation. Given the information provided above and elsewhere in this Proxy Statement, the Board of Directors asks you to approve the following resolution:

"RESOLVED, that the compensation paid to the Company's named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation discussion and analysis, compensation tables and narrative discussion is hereby APPROVED."

The compensation of our named executive officers are comprehensively described in this Proxy Statement, and the accompanying tables (including all footnotes) and narrative, beginning on page 4.
Neither the approval nor the disapproval of this resolution will be binding on us or the Board of Directors or will be construed as overruling a decision by us or the Board of Directors. Neither the approval nor the disapproval of this resolution will create or imply any change to our fiduciary duties or create or imply any additional fiduciary duties for us or the Board of Directors. However, the Compensation Committee values the opinions that our stockholders express in their votes and will consider the outcome of the vote when making future executive compensation decisions as it deems appropriate.

Vote Required

The affirmative vote of a majority of shares of common stock present in person or represented by proxy at the meeting and entitled to vote on this Proposal is required for the approval of this Proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE 'FOR' THE NON-BINDING ADVISORY RESOLUTION RELATING TO THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

PROPOSAL 4.

ADVISORY VOTE ON FREQUENCY THAT STOCKHOLDER ADVISORY VOTES TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS WILL BE TAKEN

As discussed above in Proposal 3. executive compensation is an important matter for the Company's stockholders. In connection with recently enacted legislation, companies are required to provide a separate stockholder advisory vote once every six years to determine whether the stockholders' say-on-pay vote should occur every year, every two years or every three years. We believe that the approval of executive compensation should occur every three years, as stockholder feedback on executive compensation would be more useful if the success of our compensation program is judged over a period of time.

The Company is asking stockholders to vote on whether the say-on-pay vote should occur every year, every two years or every three years. As an advisory vote, this proposal is non-binding on the Company. However, the Board of Directors values the opinions of our stockholders and will consider the outcome of the vote when determining how often a say-on-pay advisory vote of the stockholders should be taken.

Vote Required

The affirmative vote of a majority of shares of common stock present in person or represented by proxy at the meeting and entitled to vote on this Proposal is required for the approval of this Proposal.

THE BOARD OF DIRECTORS RECOMMENDS VOTING THAT THE FREQUENCY THAT STOCKHOLDER ADVISORY VOTES TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS SHOULD OCCUR EVERY "THREE YEARS"

PROPOSAL 5.

RATIFICATION OF THE 2015 LONG-TERM INCENTIVE PLAN

On September 11, 2015, the Board of Directors adopted the Omnitek Engineering Corp. 2015 Long-term Incentive Plan (the "2015 Plan"), under which 2,500,000 shares of Company's Common Stock were reserved for issuance by the company to attract and retain employees and directors of the Company and to provide such persons with incentives and awards for superior performance and providing services to the Company.

The 2015 Plan is administered by a committee comprised of the Board of Directors of the Company or appointed by the Board of Directors, which has broad flexibility in designing stock-based incentives. The Board of Directors determines the number of shares granted and the option exercise price, pursuant to the terms of the Plan.

 A copy of the 2006 Plan is set forth in Appendix 1 attached hereto.

Description of the 2015 Plan

The 2015 Plan reserved 2,500,000 shares of the Company's common stock for issuance pursuant to stock options to be granted under the Plan.

The Board of Directors or a committee appointed by the Board of Directors has the authority to grant options under the 2015 Plan to employees and officers of the Company and to generally exercise all authority of the Board under the 2015 Plan.

Incentive stock options and/or non-statutory stock options may be granted to employees, officers, directors and consultants of the Company during the term of the 2015 Plan, which expires on September 10, 2025.  All employees of the Company are eligible to receive options under the 2015 Plan.

The Board of Directors will establish the time or times at which options may be exercised and whether all of the options may be exercisable at one time or in increments over time.  The option price or procedure for setting the option price shall be established by the Board of Directors at the time of the granting of an option.  For incentive stock options, the option price may not be less than the fair market value of the Company's stock on the date of grant.  For non-statutory stock options, the option price may be less than, equal to, or greater than the fair market value of the Company's stock on the date of grant.  In the event of stock dividends, splits, and similar capital changes, the 2015 Plan provides for appropriate adjustments in the number of shares available for options and the number and option prices of shares subject to outstanding options.

The term of each option shall be no more than ten years from the date of grant.  Options expire thirty days following termination of employment, except in the case of permanent disability or Death.  In the case of termination due to permanent disability, the option terminates six months (or such shorter period as specified in the option agreement) from the date the employee ceases to work as a result of the disability (but in no event later than the date of expiration of the term of such option as set forth in the option agreement).  In the case of termination due to death, the option terminates six months (or such shorter period as specified in the option agreement) from the date of death (but in no event later than the date of expiration of the term of such option as set forth in the option agreement).  The Board of Directors has the authority to extend the foregoing expiration dates of any outstanding option in circumstances it deems appropriate, provided that it may not extend an option beyond the original term of such option (e.g. ten years from the date of grant).

The purchase price of the options can be paid in cash or the tender of shares of the Company's common stock which the option holder has held for a minimum of six month.  For non-statutory options, the option holder must also pay the Company, at the time of exercise, the amount of federal, state, and local withholding taxes required to be withheld by the Company.  These taxes are also typically paid in cash.  The Option Plan also permits other forms of payment if authorized by the Board.

In the event of a proposed sale of all or substantially all of the assets of the Company, or a merger of the Company with and into another corporation, outstanding options shall be assumed or equivalent options shall be substituted by such successor corporation.  If the successor corporation refuses to assume options or substitute equivalent options, the Board may provide option holders with the right to immediately exercise all of their options, whether vested or unvested.

In the event of a proposed dissolution or liquidation of the Company, outstanding options will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board.  In such a situation, the Board is authorized to give option holders the right to immediately exercise all of their options, whether vested or unvested.

The Plan may be modified, amended, or terminated by the Board except with respect to incentive stock options granted prior to such action.  Notwithstanding the foregoing, shareholder approval is required for any amendment which increases the number of shares subject to the Plan (other than in connection with automatic adjustments due to changes in capitalization or the assumption or substitution of options in connection with mergers or acquisitions).

Incentive Stock Options

If an option granted under the Plan is treated as an incentive stock option, the optionee will not recognize any income upon either the grant or the exercise of the option, and the Company will not be allowed a deduction for federal tax purposes.  Upon a sale of the shares, the tax treatment to the optionee and the Company will depend primarily upon whether the optionee has met certain holding period requirements at the time he or she sells the shares. In addition, as discussed below, the exercise of an incentive stock option may subject the optionee to alternative minimum tax liability.

If an optionee exercises an incentive stock option and does not dispose of the shares received within two years after the date of such option or within one year after the transfer of the shares to him or her, any gain realized upon the disposition will be characterized as long-term capital gain and, in such case, the Company will not be entitled to a federal tax deduction.

If the optionee disposes of the shares either within two years after the date the option is granted or within one year after the transfer of the shares to him or her, such disposition will be treated as a disqualifying disposition and an amount equal to the lesser of (1) the fair market value of the shares on the date of exercise minus the purchase price, or (2) the amount realized on the disposition minus the purchase price, will be taxed as ordinary income to the optionee in the taxable year in which the disposition occurs. (However, in the case of gifts, sales to related parties, and certain other transactions, the full difference between the fair market value of the stock and the purchase price will be treated as compensation income)  The excess, if any, of the amount realized upon disposition over the fair market value at the time of the exercise of the option will be treated as long-term capital gain if the shares have been held for more than one year following the exercise of the option. In the event of a disqualifying disposition, the Company may withhold income taxes from the optionee's compensation with respect to the ordinary income realized by the optionee as a result of the disqualifying disposition.

The exercise of an incentive stock option may subject an optionee to alternative minimum tax liability because the excess of the fair market value of the shares at the time an incentive stock option is exercised over the purchase price of the shares is included in income for purposes of the alternative minimum tax even though it is not included in taxable income for purposes of determining the regular tax liability of an employee.  Consequently, an optionee may be obligated to pay alternative minimum tax in the year he or she exercises an incentive stock option.

In general, there will be no federal income tax deductions allowed to the Company upon the grant, exercise, or termination of an incentive stock option.  However, in the event an optionee sells or disposes of stock received on the exercise of an incentive stock option in a disqualifying disposition, the Company will be entitled to a deduction for federal income tax purposes in an amount equal to the ordinary income, if any, recognized by the optionee upon disposition of the shares, provided that the deduction is not otherwise disallowed under the Code.

Non-Statutory (Non-Qualified) Stock Options

Non-statutory stock options granted under the Plan do not qualify as "incentive stock options" and will not qualify for any special tax benefits to the optionee.  An optionee generally will not recognize any taxable income at the time he or she is granted a nonqualified option.  However, upon its exercise, the optionee will recognize ordinary income for federal tax purposes measured by the excess of the then fair market value of the shares over the exercise price.  The income realized by the optionee will be subject to income and other employee withholding taxes.  The optionee's basis for determination of gain or loss upon the subsequent disposition of shares acquired upon the exercise of a nonqualified stock option will be the amount paid for such shares plus any ordinary income recognized as a result of the exercise of such option.  Upon disposition of any shares acquired pursuant to the exercise of a nonqualified stock option, the difference between the sale price and the optionee's basis in the shares will be treated as a capital gain or loss and generally will be characterized as long-term capital gain or loss if the shares have been held for more than one year at their disposition.  In general, there will be no federal income tax deduction allowed to the Company upon the grant or termination of a non-statutory stock option or a sale or disposition of the shares acquired upon the exercise of a non-statutory stock option.  However, upon the exercise of a non-statutory stock option, the Company will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that an optionee is required to recognize as a result of the exercise, provided that the deduction is not otherwise disallowed under the Code.

VOTE REQUIRED.

The affirmative vote of holders of a majority of the shares of common and preferred stock represented at the meeting is required to approve the 2015 Long-Term Incentive Plan.

THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" SUCH RATIFICATION

Other Matters

If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their own best judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the annual meeting in order to solicit additional proxies. If the annual meeting is postponed or adjourned, your proxies may be voted by the persons named in the proxy card on the new annual meeting date as well, unless you have revoked your proxy. The Company does not know of any other matters to be presented at the annual meeting.

By order of the Board of Directors,

Date: April 18, 2016
Werner Funk,
President and Chief Executive Officer

APPENDIX 1

OMNITEK ENGINEERING CORP.

2015 LONG-TERM INCENTIVE PLAN

 OMNITEK ENGINEERING CORP., a California corporation (the "Company"), hereby adopts this 2015 Long-Term Incentive Plan (the "Plan"), effective as of September 11, 2015.

1. Purposes of the Plan.  The Board has adopted this Plan with the intent, and directs that it be administered as necessary, to attract and retain the best available personnel for positions of substantial responsibility; provide additional incentive to Employees, Directors and Consultants and promote the success of the Company's business.  Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant.  Stock Purchase Rights and Restricted Stock Units may also be granted under the Plan.

2. Definitions.  As used herein, the following definitions shall apply:

(a)
"Acquisition" means (a) a dissolution, liquidation or sale of all or substantially all of the assets of the Company; (b) a merger or consolidation in which the Company is not the surviving corporation; or (c) a merger in which the Company is the surviving corporation but the shares of the Company's common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise.

(b)	"Administrator" means the Board or any of its Committees as shall be administering the Plan in accordance with section 4 of the Plan.

(c)
"Applicable Laws" means the requirements relating to the administration of stock option plans under the corporate laws of the state in which the Company is incorporated, federal and state securities laws, the Code, the regulations and policies of any stock exchange or quotation system on which the Common Stock is listed or quoted, and the Applicable Laws of any foreign country or jurisdiction where Options, Stock Purchase Rights, or Restricted Stock Units are or will be granted under the Plan.

(d)	"Award" means an award of Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock or Stock Purchase Rights granted to a Service Provider under this Plan.

(e)
"Award Agreement" means the Option Agreement or other written agreement between the Company and a Service Provider evidencing the terms and conditions of an individual Award.  The Award Agreement shall be subject to the terms and conditions of the Plan.

(f)	"Board" means the Board of Directors of the Company.

(g)
"Cause" shall have the meaning ascribed to it in any written employment or service agreement between the Company (or Subsidiary) and the Service Provider.  If not otherwise defined, "Cause" shall mean (a) a failure by the Service Provider to perform his duties or to comply with any material provision of his employment or service agreement with the Company, where such failure is not cured by the Service Provider within thirty (30) days after receiving written notice from the Company (or Subsidiary) specifying in reasonable detail the nature of the failure, (b) a breach of the Service Provider's fiduciary duty to the Company (or a Parent or Subsidiary) by reason of receipt of personal profits, (c) conviction of a felony, or (d) any other willful and gross misconduct committed by the Service Provider affecting the Company (or Subsidiary).

(h)	"Code" means the Internal Revenue Code of 1986, as amended.

(i)	"Committee" means a committee of Directors appointed by the Board in accordance with section 4 of the Plan.

(j)	"Common Stock" means the common stock of the Company.

(k)	"Company" means Omnitek Engineering Corp., a California corporation.

(l)
"Consultant" means any consultant or adviser if: (i) the consultant or adviser renders bona fide services to the Company (or any Subsidiary); (ii) the services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company's securities; and (iii) the consultant or adviser is a natural person who has contracted directly with the Company or any Subsidiary of the Company to render such services.

(m)	"Director" means a member of the Board.

(n)	"Disability" means total and permanent disability as defined in Section 22(e)(3) of the Code.

(o)	"Effective Date" means September 11, 2015.

(p)
"Employee" means any person, including an Officer or Director, who is an employee (as defined in accordance with Section 3401(c) of the Code) of the Company (or any Subsidiary).  An Employee shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Subsidiary, or any successor.  For purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract.  Neither service as a Director nor payment of a director's fee by the Company shall be sufficient, by itself, to constitute "employment" by the Company.

(q)
"Exchange Act" means the Securities Exchange Act of 1934, as amended, or any successor statute or statutes thereto.  Reference to any particular Exchange Act section shall include any successor section and any regulations or authorities promulgated thereunder.

(r)	"Fair Market Value" of a Share means, as of any date, the fair market value determined consistent with the requirements of Sections 422 and 409A of the Code, as follows:
(i)
If the Common Stock is listed on any established stock exchange or a national market system, its Fair Market Value shall be the mean between the highest and lowest quoted selling prices for a share of such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii)
If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for a share of the Common Stock on the last market trading day prior to the day of determination; or

(iii)	In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator in accordance with Applicable Law.
(iv)
"Incentive Stock Option" means an Option (or portion thereof) which qualifies as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder, and which is designated as an Incentive Stock Option by the Administrator.

(s)	"Independent Director" means a Director who is not an Employee of the Company.

(t)	"Inside Director" means a Director who is an Employee.

(u)
"Non-Qualified Stock Option" means an Option (or portion thereof) that is not designated as an Incentive Stock Option by the Administrator, or which is designated as an Incentive Stock Option by the Administrator but fails to qualify as an Incentive Stock Option.

(v)	"Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

(w)
"Notice of Grant" means a written or electronic notice evidencing certain terms and conditions of an individual Option, Stock Purchase Right, or Restricted Stock Unit grant.  The Notice of Grant is part of, and subject to the terms of, the Option Agreement or the Restricted Stock Units Agreement as applicable.

(x)	"Officer" means a person who is an executive officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(y)	"Option" means a stock option granted pursuant to the Plan.

(z)
"Option Agreement" means the written agreement between the Company and a Service Provider evidencing the terms and conditions of an individual Option grant.  The Option Agreement shall be subject to the terms and conditions of the Plan.

(aa)	"Option Exchange Program" means a program whereby outstanding Options are surrendered in exchange for Options with a lower exercise price.

(bb)	"Optioned Stock" means the Common Stock subject to an Option or Stock Purchase Right.

(cc)	"Optionee" means the holder of an outstanding Option or Stock Purchase Right granted under the Plan.

(dd)
"Outside Director" means a Director who meets the definition of both a "Non‑Employee Director" (as defined in Rule 16b-3 of the Exchange Act) and "Outside Director" (as defined in Section 162(m) of the Code).

(ee)
"Parent" means any corporation, other than the Company, whether now or hereafter existing, in an unbroken chain of corporations ending with the Company if each of the corporations other than the last corporation in the unbroken chain owns equity possessing more than fifty percent (50%) of the total combined voting power of all classes of equity in one of the corporations in such chain.

(ff)	"Plan" means this Omnitek Engineering Corp. 2015 Long Term Incentive Plan as the same may be amended and restated from time to time.

(gg)	"Participant" means a Service Provider to whom the Company has granted a Restricted Stock Unit pursuant to section 17 of the Plan.

(hh)	"Restricted Stock" means Shares of Common Stock acquired pursuant to a grant of Stock Purchase Rights under section 11 of the Plan.

(ii)
"Restricted Stock Purchase Agreement" means a written agreement between the Company and the Optionee evidencing the terms and restrictions applying to stock purchased under a Stock Purchase Right.  The Restricted Stock Purchase Agreement is subject to the terms and conditions of the Plan and the Notice of Grant.

(jj)
"Restricted Stock Unit" means a bookkeeping entry representing a right granted to a Participant pursuant to section 12 of the Plan to receive a share of Common Stock on a date determined in accordance with section 12 of the Plan and the Participant's Restricted Stock Units Agreement.

(kk)
"Restricted Stock Units Agreement" means a written agreement between the Company and a Participant who is granted Restricted Stock Units under the Plan that contains the terms, conditions and restrictions pertaining to the grant of the Restricted Stock Units.

(ll)
"Rule 16b-3" means Rule 16b-3 of the Exchange Act, as such Section may be amended from time to time, or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

(mm)	"Section 16(b)" means Section 16(b) of the Exchange Act.

(nn)	"Securities Act" means the Securities Act of 1933, as amended, or any successor statute or statutes thereto. Reference to any particular Securities Act section shall include any successor section.

(oo)	"Service Provider" means an Employee, Director or Consultant.

(pp)	"Share" means a share of Common Stock, as adjusted in accordance with section 16 of the Plan.

(qq)	"Stock Purchase Right" means the right to purchase Common Stock pursuant to section 11 of the Plan, as evidenced by a Notice of Grant.

(rr)
"Subsidiary" means any corporation, whether now or hereafter existing (other than the Company), in an unbroken chain of corporations beginning with the Company if each of the entities other than the last corporation in the unbroken chain owns equity possessing more than fifty percent (50%) of the total combined voting power of all classes of equity in one of the other entities in such chain or any other entity of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company. Notwithstanding the forgoing, with respect to grant of a Non-qualified Stock Option, to the extent allowed under Section 409A, Subsidiary may include a corporation designated by the Administrator in which the Company has a significant interest at least equal to twenty percent (20%) of the total combined voting power of all classes of stock in such entity and there is a significant business nexus between the Service Provider and the Company and legitimate business criteria to justify the grant of an Award to such Eligible Person.

3. Stock Subject to the Plan.  Subject to the provisions of section 16 of the Plan, the maximum aggregate number of Shares on which Options may be granted and which may be sold on the exercise of such Options and under Restricted Stock Purchase Agreements under the Plan is 2,500,000 Shares.  The Shares may be authorized, but unissued, or reacquired Common Stock.  If an Option or Stock Purchase Right expires or becomes unexercisable without having been exercised in full or is surrendered pursuant to an Option Exchange Program, or if Restricted Stock Units are forfeited, the unpurchased or unissued Shares that were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided, however, that Shares that have actually been issued under the Plan, whether upon exercise of an Option or Right, or upon the vesting of Restricted Stock Units, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if Shares of Restricted Stock are repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.

4. Administration of the Plan.

(a) Procedure.

(i) The Board may designate different Committees to administer the Plan with respect to different groups of Service Providers.

(ii) To the extent that the Administrator determines it to be desirable to qualify Options granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more "Outside Directors" within the meaning of Section 162(m) of the Code.

(iii) To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

(iv) Other than as provided above, the Plan shall be administered by the Board or a Committee, which Committee shall be constituted to satisfy Applicable Laws.

(b) Powers of the Administrator.  Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

(i) to determine the Fair Market Value pursuant to section 2(r) of the Plan;

(ii) to select the Service Providers to whom Options, Stock Purchase Rights, and Restricted Stock Units may be granted hereunder;

(iii) to determine the number of Stock Purchase Rights and Shares of Common Stock to be covered by each Option or Stock Purchase Right granted hereunder;

(iv) to approve forms of agreement for use under the Plan;

(v) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Option, Stock Purchase Right, or Restricted Stock Unit granted hereunder.  Such terms and conditions include the exercise price, the time or times when Options or Stock Purchase Rights may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Restricted Stock Unit, Option, or Stock Purchase Right or the Shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

(vi) to cancel any Option or Stock Purchase Right if the Fair Market Value of the Common Stock covered by such Option or Stock Purchase Right shall have declined since the date the Option or Stock Purchase Right was granted and may issue replacement Options or Stock Purchase Rights with an exercise price equal to the then-current Fair Market Value;

(vii) to institute an Option Exchange Program;

(viii) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan;

(ix) to establish, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to subplans established for the purpose of satisfying applicable foreign laws;

(x) to modify or amend each Option, Stock Purchase Right, or Restricted Stock Unit (subject to section 18(c) of the Plan), including the discretionary authority to extend the post‑termination exercisability period of Options longer than is otherwise provided for in the Plan;

(xi) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option, Stock Purchase Right, or Restricted Stock Unit previously granted by the Administrator;

(xii) to correct any defect, supply any omission, or reconcile any inconsistency in the Plan or in any Option or Restricted Stock Units Agreement, in a manner and to the extent it shall deem necessary, all of which determinations and interpretations made by the Administrator shall be conclusive and binding on all Optionees and Participants, any other holders of Options or Restricted Stock Units, and their legal representatives and beneficiaries;

(xiii) except to the extent prohibited by or impermissible in order to obtain treatment desired by the Administrator under Applicable Law or rule, to allocate or delegate all or any portion of its powers and responsibilities to any one or more of its members or to any person(s) selected by it, subject to revocation or modification by the Administrator of such allocation or delegation; and

(xiv) to make all other determinations deemed necessary or advisable for administering the Plan.

(c) Effect of Administrator's Decision.  The Administrator's decisions, determinations, and interpretations shall be final and binding on all Optionees and Participants and any other holders of Options, Stock Purchase Rights, or Restricted Stock Units.

5. Eligibility.  Nonstatutory Stock Options, Stock Purchase Rights, and Restricted Stock Units may be granted to Service Providers.  Incentive Stock Options may be granted only to Employees.

6. Limitations.

(a) Designation.  Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option.  However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all Plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options.  For purposes of this section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted.  The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

(b) No Right of Continuing Service or Employment.  Neither the Plan nor any Option, Stock Purchase Right, or Restricted Stock Unit shall confer upon an Optionee or Participant any right with respect to continuing the Optionee's or Participant's relationship as a Service Provider with the Company, nor shall they interfere in any way with the existing right of the Optionee, Participant, or the Company to terminate such relationship.

7. Term of Plan.  Subject to section 22 of the Plan, the Plan shall become effective upon its adoption by the Board.  It shall continue in effect for a term of 10 years from the Effective Date unless terminated earlier under section 18 of the Plan.

8. Term of Option.  The term of each Option shall be stated in the Option Agreement.  In the case of an Incentive Stock Option, the term shall be 10 years from the date of grant or such shorter term as may be provided in the Option Agreement.  Moreover, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than 10% of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five years from the date of grant or such shorter term as may be provided in the Option Agreement.

9. Option Exercise Price and Consideration.

(a) Exercise Price.  The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator and specified in the Option Agreement, subject to the following:

(i) In the case of an Incentive Stock Option:

(1) granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

(2) granted to any Employee other than an Employee described in subsection 9(a)(i)(1) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

(ii) In the case of a Nonstatutory Stock Option, the per Share exercise price shall be determined by the Administrator.  In the case of a Nonstatutory Stock Option intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant. In this regard, a stock option granted with an exercise price less than FMV on the date of grant is nonqualified deferred compensation subject to the restrictions of Code Section 409A.

(iii) In the event of a merger or other corporate transaction, a new Option may be substituted for an outstanding Option, or such outstanding Option may be assumed.

(b) Waiting Period and Exercise Dates.  At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions that must be satisfied before the Option may be exercised.

(c) Form of Consideration.  The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment.  Such consideration may consist entirely of:

(i) cash;

(ii) check;

(iii) other Shares, provided Shares acquired from the Company have been owned by the Optionee for more than six months on the date of surrender and have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

(iv) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan;

(v) a reduction in the amount of any Company liability to the Optionee, including any liability attributable to the Optionee's participation in any Company‑sponsored deferred compensation program or arrangement;

(vi) any combination of the foregoing methods of payment; or

(vii) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant as set forth in the Option Agreement.  Notwithstanding the form of consideration determined by the Administrator at the time of grant, the Administrator shall have the authority, in its sole and absolute discretion, to accept other forms of consideration as the method of payment.

10. Exercise of Option.

(a) Procedure for Exercise; Rights as a Stockholder.  Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement.  Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be tolled during any unpaid leave of absence.  An Option may not be exercised for a fraction of a Share.  An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised.  Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan.  Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse or in the name of a family trust of which the Optionee is a trustee.  Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option.  The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised; provided that if the Company shall be advised by counsel that certain requirements under the federal, state or foreign securities laws must be met before Shares may be issued under this Plan, the Company shall notify all persons who have been issued Options, and the Company shall have no liability for failure to issue Shares under any exercise of Options because of delay while such requirements are being met or the inability of the Company to comply with such requirements.  No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in section 16 of the Plan.  Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(b) Termination of Relationship as a Service Provider.  If an Optionee ceases to be a Service Provider, other than upon the Optionee's death, disability or for cause, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement).  In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for 30 days following the Optionee's termination.  If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan.  If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(c) Disability of Optionee.  If an Optionee ceases to be a Service Provider as a result of the Optionee's Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement).  In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for 6 months following the Optionee's termination.  If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan.  If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(d) Death of Optionee.  If an Optionee dies while a Service Provider, the Option may be exercised within such period of time as is specified in the Option Agreement (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who acquires the right to exercise the Option by bequest or inheritance, but only to the extent that the Option is vested on the date of death.  In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for 6 months following the Optionee's termination.  If, at the time of death, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan.  The Option may be exercised by the executor or administrator of the Optionee's estate or, if none, by the person(s) entitled to exercise the Option under the Optionee's will or the laws of descent or distribution.  If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(e)    Termination of Relationship as a Service Provider For Cause.    If an Optionee is terminated as a Service Provider For Cause, all Options held by the Optionee shall there upon expire at 5 p.m. Pacific Standard Time on the date of termination.

11. Stock Purchase Rights.

(a) Rights to Purchase.  Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan.  After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing or electronically, by means of a Notice of Grant, of the terms, conditions and restrictions related to the offer, including the number of Shares that the offeree shall be entitled to purchase, the price to be paid, and the time within which the offeree must accept such offer.  The offer shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Administrator.

(b) Repurchase Option.  Unless the Administrator determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's service with the Company for any reason (including death or Disability).  The purchase price for Shares repurchased pursuant to the Restricted Stock Purchase Agreement shall be the original price paid by the purchaser plus interest at the rate of 10% per year from the date of the original purchase and may be paid by cancellation of any indebtedness of the purchaser to the Company.  The repurchase option shall lapse at a rate determined by the Administrator.

(c) Other Provisions.  The Restricted Stock Purchase Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion.

(d) Rights as a Stockholder.  Once the Stock Purchase Right is exercised, the purchaser shall have the rights equivalent to those of a stockholder and shall be a stockholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company.  No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in section 16 of the Plan.

12. Restricted Stock Units.

(a) Restricted Stock Units Agreement.  Each Restricted Stock Units award pursuant to this section 12 shall be evidenced by a Restricted Stock Units Agreement between the Participant and the Company.  Such award shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions that are not inconsistent with the Plan and that the Administrator deems appropriate for inclusion in a Restricted Stock Units Agreement.  The provisions of the various Restricted Stock Units Agreements entered into under the Plan need not be identical.

(b) Purchase Price.  No monetary payment (other than applicable tax withholding, if any) shall be required as a condition of receiving a Restricted Stock Units award, the consideration for which shall be services actually rendered to the Company, a Parent or Subsidiary, or for its benefit.

(c) Vesting.  Restricted Stock Units may or may not be made subject to vesting conditions based upon the satisfaction of such requirements, conditions, or restrictions, as shall be established by the Administrator and set forth in the Restricted Stock Units Agreement.

(d) Voting.  Participant shall have no voting rights with respect to Shares represented by Restricted Stock Units until the date of the issuance of such Shares (as evidenced by the appropriate entry on the books of the Company or of a duly-authorized transfer agent of the Company).

(e) Effect of Termination of Service.  Unless otherwise provided by the Administrator in the grant of Restricted Stock Units and set forth in the Restricted Stock Units Agreement, if a Participant's service terminates for any reason, whether voluntary or involuntary (including the Participant's death or Disability), then the Participant shall forfeit to the Company any Restricted Stock Units that remain subject to vesting conditions as of the date of the Participant's termination of service.

(f) Settlement of Restricted Stock Unit Award.  The Company shall issue to the Participant as soon as practicable following the dates the vesting conditions or other requirements, conditions, or restrictions applicable thereto shall be satisfied, and in any event, within two and one-half months after such date, a number of whole Shares equal to the number of whole Restricted Stock Units as set forth in and subject to the Restricted Stock Units Agreement that are no longer subject to vesting conditions, subject to withholding of applicable taxes, if any.

(g) Restrictions on Transfer of Restricted Stock Units.  Restricted Stock Units shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the participant or the Participant's beneficiary, except: (i) by will or by the laws of descent and distribution; (ii) to a Participant's family member who has acquired the Restricted Stock Unit Award through a gift or a transfer for value pursuant to a domestic relations order in settlement of marital property rights or a transfer to an entity in which more that 50% of the voting interests owned by a Participant's family members or the Participant in exchange for an interest in that entity, all as more particularly provided in the general instructions to Form S-8 or any successor form under the Securities Act of 1933; or (iii) as determined otherwise by the Administrator, in which case such Restricted Stock Unit Award shall contain such additional terms and conditions as the Administrator deems appropriate.

13. Withholding.  If the grant or exercise of an Option or a Stock Purchase Right pursuant to this Plan or any other event in connection with any such grant or exercise, or the award or vesting of a Restricted Stock Unit, the issuance of the Share represented by such Restricted Stock Unit, or any other event in connection with such award, vesting, or issuance, creates an obligation to withhold income and employment taxes pursuant to the Applicable Laws, such obligation may, at the sole and absolute discretion of the Administrator at the time of the grant of the Option, Stock Purchase Right, or Restricted Stock Unit, and to the extent permitted by the terms of the Option, Stock Purchase Right, or Restricted Stock Unit and the then‑governing provisions of the Code and the Exchange Act, be satisfied (a) by the holder of the Option, Stock Purchase Right, or Restricted Stock Unit delivering to the Company an amount of cash equal to such withholding obligation; (b) by the Company withholding from any compensation or other amount owing to the holder of the Option, Stock Purchase Right, or Restricted Stock Unit the amount (in cash, stock or other property as the Company may determine) of the withholding obligation; (c) by the Company withholding Shares of stock subject to the Option, Stock Purchase Right, or Restricted Stock Unit with a Fair Market Value equal to such obligation; or (d) by the holder of the Option, Stock Purchase Right, or Restricted Stock Unit either delivering Shares of stock that have been owned by the holder for more than six months or canceling Options or Restricted Stock Units or other rights to acquire stock from the Company that have been held for more than six months with a Fair Market Value equal to such requirements.  In all events, delivery of Shares of stock issuable on exercise of the Option, on grant of the Stock Purchase Right, or on vesting of the Restricted Stock Unit shall be conditioned upon and subject to the satisfaction or making provision for the satisfaction of the withholding obligation of the Company resulting from the grant or exercise of the Option, grant of the Stock Purchase Right, vesting of the Restricted Stock Unit, or any other event in accordance with the foregoing.  The Company shall be further authorized to take such other action as may be necessary, in the opinion of the Company, to satisfy all obligations for the payment of such taxes.

14. Nontransferability of Options and Stock Purchase Rights.

(a) An Option or Stock Purchase Right may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee, all save and except only (i) an Optionee's family member who has acquired the Option or Stock Purchase Right through a gift or a transfer for value pursuant to a domestic relations order in settlement of marital property rights or a transfer to an entity in which more that 50% of the voting interests owned by an Optionee's family members or the Optionee in exchange for an interest in that entity, all as more particularly provided in the general instructions to Form S-8 or any successor form under the Securities Act of 1933; or (ii) unless determined otherwise by the Administrator, in which case such Option or Stock Purchase Right shall contain such additional terms and conditions as the Administrator deems appropriate.

(b) An Incentive Stock Option may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.  An Incentive Stock Option can only be exercised by Optionee.  In the event of the death of Optionee while an eligible employee of the Company or within three months after termination thereof, this Option can be exercised by the executor or personal representative of the estate of Optionee or such other person who has acquired this Option as a bequest or by inheritance from Optionee.

15. Grants to Directors and Officers.  To the extent the Company has a class of securities registered under Section 12 of the Exchange Act, Options, Stock Purchase Rights, or Restricted Stock Units granted under the Plan to Directors and Officers (as used in Rule 16b-3 promulgated under the Exchange Act or any amendment or successor rule of like tenor) intended to qualify for the exemption from Section 16(b) of the Exchange Act provided in Rule 16b-3 shall, in addition to being subject to the other restrictions and limitations set forth in this Plan, be made as follows:

(a) Requirements for Grant to Officer or Director.  A transaction whereby there is a grant of an Option, Stock Purchase Right, or Restricted Stock Unit pursuant to this Plan must satisfy one of the following:

(i) The transaction must be approved by the Board or duly authorized Committee composed solely of two or more Outside Directors of the Company.

(ii) The transaction must be approved or ratified, in compliance with Section 14 of the Exchange Act, by either:  (1) the affirmative vote of the holders of a majority of the securities of the Company present or represented and entitled to vote at a meeting of the stockholders of the Company held in accordance with the Applicable Laws of the state of incorporation of the Company; or (2) if allowed by applicable state law, the written consent of the holders of a majority, or such greater percentage as may be required by Applicable Laws of the state of incorporation of the Company, of the securities of the Company entitled to vote.  If the transaction is ratified by the stockholders, such ratification must occur no later than the date of the next annual meeting of stockholders.

(iii) The stock acquired must be held by the Officer or Director for a period of six months subsequent to the date of the grant; provided that if the transaction involves a derivative security (as defined in Section 16 of the Exchange Act), this condition shall be satisfied if at least six months elapse from the date of acquisition of the derivative security to the date of disposition of the derivative security (other than on exercise or conversion) or its underlying equity security.

(b) Approval Required for Disposition of Securities.  Any transaction involving the disposition by the Company of its securities in connection with Options, Stock Purchase Rights, or Restricted Stock Units granted pursuant to this Plan to an Officer or Director shall:

(i) be approved by the Board or duly authorized Committee composed solely of two or more Outside Directors; or

(ii) be approved or ratified, in compliance with Section 14 of the Exchange Act, by either:  (1) the affirmative vote of the holders of a majority of the securities of the Company present or represented and entitled to vote at a meeting duly held in accordance with the Applicable Laws of the state of incorporation of the Company; or (2) if allowed by applicable state law, the written consent of the holders of a majority, or such greater percentage as may be required by Applicable Laws of the state of incorporation of the Company, of the securities of the Company entitled to vote; provided that such ratification occurs no later than the date of the next annual meeting of stockholders;

unless the securities so acquired are held by the Officer or Director for six months following the date of such acquisition, provided that this condition shall be satisfied with respect to a derivative security if at least six months elapse from the date of acquisition of the derivative security to the date of disposition of the derivative security (other than upon exercise or conversion) or its underlying equity security.

All of the foregoing restrictions and limitations are based on the governing provisions of the Exchange Act and the rules and regulations promulgated thereunder as of the date of adoption of this Plan.  If, at any time, the governing provisions are amended to permit an Option, Stock Purchase Right, or Restricted Stock Unit to be granted or exercised pursuant to Rule 16b-3 or any amendment or successor rule of like tenor without one or more of the foregoing restrictions or limitations, or the terms of such restrictions or limitations are modified, the Administrator may award Options, Stock Purchase Rights, or Restricted Stock Units to Directors and Officers and may modify outstanding Options, Stock Purchase Rights, or Restricted Stock Units in accordance with such changes, all to the extent that such action by the Administrator does not disqualify the Options, Stock Purchase Rights, or Restricted Stock Units from exemption under the provisions of Rule 16b-3 or any amendment or successor rule of similar tenor.

16. Adjustments upon Changes in Capitalization, Dissolution, Merger or Asset Sale.

(a) Changes in Capitalization.  Subject to any required action by the stockholders of the Company, the number of Shares of Common Stock covered by each outstanding Option, Stock Purchase Right, and Restricted Stock Unit, the number of Shares of Common Stock that have been authorized for issuance under the Plan but as to which no Options, Stock Purchase Rights, or Restricted Stock Units have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Stock Purchase Right or the forfeiture of a Restricted Stock Unit, as well as the price per Share of Common Stock covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued Shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued Shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been effected without receipt of consideration within the meaning of the preceding clause.  Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive.  Except as expressly provided herein, no issuance by the Company of Shares of stock of any class, or securities convertible into Shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares of Common Stock subject to an Option, Stock Purchase Right, or Restricted Stock Unit.

(b) Dissolution or Liquidation.  In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee or Participant as soon as practicable prior to the effective date of such proposed transaction.  The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option until 10 days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable.  In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option or Stock Purchase Right shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated.  To the extent an Option or Stock Purchase Right has not been previously exercised, or to which a Restricted Stock Unit has not vested, the Option, Stock Purchase Right, or Restricted Stock Unit will terminate immediately prior to the consummation of such proposed action.

(c) Merger or Asset Sale.  In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option, Stock Purchase Right, and Restricted Stock Unit shall be assumed or an equivalent Option, right, or Restricted Stock Unit substituted by the successor corporation or a Parent or Subsidiary of the successor corporation.  With respect to Options or Restricted Stock Units granted to an Outside Director pursuant to section 15 that are assumed or substituted for, if following such assumption or substitution the Optionee's or Participant's status as a Director or a director of the successor corporation, as applicable, is terminated other than upon a voluntary resignation by the Optionee or Participant, then the Optionee shall fully vest in and have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable, and the Participant's Restricted Stock Units shall fully vest and the Shares shall be issued.

In the event that the successor corporation refuses to assume or substitute for the Option, Stock Purchase Right, or Restricted Stock Unit, the Optionee shall fully vest in and have the right to exercise the Option or Stock Purchase Right as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable, and the Participant's Restricted Stock Units shall fully vest and the Shares shall be issued.  If an Option or Stock Purchase Right becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee in writing or electronically that the Option or Stock Purchase Right shall be fully vested and exercisable for a period of 15 days from the date of such notice, and the Option or Stock Purchase Right shall terminate upon the expiration of such period.

For the purposes of this subsection, the Option, Stock Purchase Right, or Restricted Stock Unit shall be considered assumed if, following the merger or sale of assets, the Option, right, or Restricted Stock Unit confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option or Stock Purchase Right or for each Restricted Stock Unit immediately prior to the merger or sale of assets, the consideration (whether stock, cash or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or Stock Purchase Right, or the vesting of the Restricted Stock Unit, for each Restricted Stock Unit or Share of Optioned Stock subject to the Option or Stock Purchase Right, to be solely common stock of the successor corporation or its Parent equal in Fair Market Value to the per Share consideration received by holders of Common Stock in the merger or sale of assets.

17. Date of Grant.  The date of grant of an Option, Stock Purchase Right, or Restricted Stock Unit shall be, for all purposes, the date on which the Administrator makes the determination granting such Option, Stock Purchase Right, or Restricted Stock Unit or such other later date as is determined by the Administrator.  Notice of the determination shall be provided to each Optionee or Participant within a reasonable time after the date of such grant.

18. Amendment and Termination of the Plan.

(a) Amendment and Termination.  The Board may at any time amend, alter, suspend or terminate the Plan.

(b) Stockholder Approval.  The Company shall obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

(c) Effect of Amendment or Termination.  No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee or Participant, unless mutually agreed otherwise between the Optionee or Participant and the Administrator, which agreement must be in writing and signed by the Optionee or Participant and the Company.  Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Options or Restricted Stock Units granted under the Plan prior to the date of such termination.

19. Conditions upon Issuance of Shares.

(a) Legal Compliance.  Shares shall not be issued pursuant to the exercise of an Option or Stock Purchase Right or the vesting of a Restricted Stock Unit unless the exercise of such Option or Stock Purchase Right or the vesting of such Restricted Stock Unit and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

(b) Investment Representations.  As a condition to the exercise of an Option or Stock Purchase Right or the issuance of Shares upon vesting of a Restricted Stock Unit, the Company may require the person exercising such Option or Stock Purchase Right or whose Restricted Stock Unit is vesting to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

20. Inability To Obtain Authority.  The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

21. Reservation of Shares.  The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

22. Effective Date of Plan and Stockholder Approval.  The Plan was duly adopted and approved by the Board of Directors on September 15, 2015.  The Plan shall be subject to approval by the stockholders of the Company within 12 months after the date the Plan is adopted.  Such stockholder approval shall be obtained in the manner and to the degree required under Applicable Laws.

23.   Governing Law and Jurisdiction.

(a) The Plan shall be governed by the laws of the State of California, excluding its conflicts or choice of law rules or principles that might otherwise refer construction or interpretation of this Plan to the substantive law of another jurisdiction.  The Company and any party or Service Provider receiving any aware hereunder, by the acceptance of such award, hereby consents to the nonexclusive jurisdiction of all state and federal courts having jurisdiction in San Diego County, California, as well as to the jurisdiction of all courts to which an appeal may be taken from such courts, for the purpose of any Proceeding arising out of, or in connection with, the Plan or any of the related agreements or any of the transactions contemplated hereby or thereby.  For purposes of this Article, "Proceeding" includes any threatened, pending, or completed action, suit, arbitration, alternate dispute resolution mechanism, investigation, inquiry, administrative hearing, or any other actual, threatened, or completed proceeding, whether brought by or in the right of any entity or otherwise and whether civil, criminal, administrative, or investigative, in which the Company was, is, or will be involved as a party or otherwise.

(b) Each Party covenants that it shall not challenge or set aside any decision, award, or judgment obtained in accordance with the provisions hereof.

(c) Each of the Parties hereto hereby expressly waives any and all objections it may have to venue, including the inconvenience of such forum, in any of such courts.  In addition, each of the Parties consents to the service of process by personal service or any manner in which notices may be delivered hereunder in accordance with Section 23.

24. Privileges of Stock Ownership.

(a) Voting and Dividends. No Participant will have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to the Participant, the Participant will be a shareholder and will have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock.

(b) Financial Statements. Pursuant to regulation 260.140.46 of the Rules of the California Corporations Commissioner, the Company will provide financial statements to each California Participant  prior to such Participant's purchase of Shares under this Plan, and to each Participant annually during the period such Participant has Awards outstanding; provided, however, the Company will not be required to provide such financial statements to Participants whose services in connection with the Company assure them access to equivalent information.

The undersigned, the duly constituted and elected President and Secretary of Omnitek Engineering Corp., hereby certify that in accordance with the requirements of law and the Company's articles of incorporation and bylaws, the foregoing 2011 Long-Term Incentive Plan was duly adopted and approved by the Board of Directors effective September 11, 2015.

 _______________________________________
By: Werner Funk
Its:  President and Secretary

APPENDIX A
TO

OMNITEK ENGINEERING CORP.

2011 LONG-TERM INCENTIVE PLAN
(for California residents only)

This Appendix A to the Omnitek Engineering Corp., 2011 Long-Term Incentive Plan shall apply only to Optionees who are residents of the State of California and who are receiving an Option or Stock Purchase Right under the Plan.  Capitalized terms contained herein shall have the same meanings given to them in the Plan, unless otherwise provided by this Appendix A.  Notwithstanding any provisions contained in the Plan to the contrary and to the extent required by Applicable Laws, the following terms shall apply to all Options and Stock Purchase Rights granted to residents of the State of California, until such time as the Administrator amends this Appendix A or the Administrator otherwise provides.
B. Nonstatutory Stock Options granted to a person who, at the time of grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, shall have an exercise price not less than one hundred and ten percent (110%) of the Fair Market Value per Share on the date of grant.  Nonstatutory Stock Options granted to any other person shall have an exercise price that is not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.  Notwithstanding the foregoing, Options may be granted with a per Share exercise price other than as required above pursuant to a merger or other corporate transaction.
C. The term of each Option shall be stated in the Option Agreement, provided, however, that the term shall be no more than ten (10) years from the date of grant thereof.  The term of each Restricted Stock Purchase Agreement shall be no more than ten (10) years from the date the agreement is entered into.
D. Unless determined otherwise by the Administrator, Options or Stock Purchase Rights may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or the laws of descent and distribution, and may be exercised during the lifetime of the Optionee, only by the Optionee.  If the Administrator in its sole discretion makes an Option or Stock Purchase Right transferable, such Option or Stock Purchase Right may only be transferred (i) by will, (ii) by the laws of descent and distribution, or (iii) as permitted by Rule 701 of the Securities Act of 1933, as amended.
E. Except in the case of Options granted to officers of the Company, Directors and Consultants, Options shall become exercisable at a rate of no less than twenty percent (20%) per year over five (5) years from the date the Options are granted.
F. If an Optionee ceases to be a Service Provider, such Optionee may exercise his or her Option within thirty (30) days of termination, or such longer period of time as specified in the Option Agreement, to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of the Option as set forth in the Option Agreement).
G. If an Optionee ceases to be a Service Provider as a result of the Optionee's Disability, Optionee may exercise his or her Option within six (6) months of termination, or such longer period of time as specified in the Option Agreement, to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement).
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H. If an Optionee dies while a Service Provider, the Option may be exercised within six (6) months following the Optionee's death, or such longer period of time as specified in the Option Agreement, to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement) by the Optionee's designated beneficiary, personal representative, or by the person(s) to whom the Option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution.
I. The terms of any Stock Purchase Rights offered under this Appendix A shall comply in all respects with Section 260.140.42 of Title 10 of the California Code of Regulations including, without limitation, that except with respect to Shares purchased by officers of the Company, Directors and Consultants, the repurchase option shall in no case lapse at a rate of less than twenty percent (20%) per year over five (5) years from the date of purchase.
J. No Option or Stock Purchase Right shall be granted to a resident of California more than ten (10) years after the earlier of the date of adoption of the Plan or the date the Plan is approved by the stockholders.
K. The Company shall provide to each Optionee and to each individual who acquires Shares under the Plan, not less frequently than annually during the period such Optionee has one or more Options or Stock Purchase Rights outstanding, and, in the case of an individual who acquires Shares pursuant to the Plan, during the period such individual owns such Shares, copies of annual financial statements.  The Company shall not be required to provide such statements to key Employees whose duties in connection with the Company assure their access to equivalent information.
L. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs, the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, may (in its sole discretion) adjust the number and class of shares of common stock that may be delivered under the Plan and/or the number, class, and price of shares covered by each outstanding Option; provided, however, that the Administrator shall make such adjustments to the extent required by Section 25102(o) of the California Corporations Code.
M. This Appendix A shall be deemed to be part of the Plan and the Administrator shall have the authority to amend this Appendix A in accordance with Section 18 of the Plan.

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